SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ______________________________

                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                       August 25, 2000 (August 23, 2000)


                               HEALTH POWER, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                  0-23220              31-1145640
           ---------                 --------              ----------
(State or other jurisdiction        (Commission           (IRS Employer
of incorporation)                   File Number)        Identification No.)

1209 Orange Street, Wilmington, Delaware                     19801
----------------------------------------                     -----
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:  (302) 658-7581


                                  No Change
________________________________________________________________________________
         (Former name or former address, if changed since last report)

Item 5            Other Events.

     As reported in the Form 8-K filed by Health Power, Inc., a Delaware corporation ("Health Power"), with the Securities and Exchange Commission on June 15, 2000, Health Power has entered into an Agreement and Plan of Merger dated as of June 8, 2000 (the "Merger Agreement"), with Security Capital Corporation, a Delaware corporation ("Security Capital"), and HP Acquisition Corporation, a Delaware corporation which is a subsidiary of Security Capital ("HP Acquisition").

     Pursuant to amendments to the Merger Agreement, the parties have extended until September 15, 2000, the date by which Security Capital and HP Acquisition must present their written financing commitments for the proposed transaction to Health Power. In exchange for this extension, Health Power will be permitted to further reduce its indebtedness by certain amounts based upon on the closing date of the proposed transaction. The reduction in indebtedness will increase the cash merger consideration payable to Health Power's stockholders by a like amount.

     Copies of the amendments to the Merger Agreement are attached as Exhibits 2-A and 2-B to this Form 8-K.


ITEM 7            FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits

Exhibit
No.               Description of Exhibit
--------          ----------------------
2-A               First  Amendment to Agreement  and Plan of Merger  among
                  Security  Capital Corporation, HP Acquisition Corp. and Health
                  Power, Inc. dated as of August 14, 2000.

2-B Second Amendment to Agreement and Plan of Merger among Security Capital Corporation, HP Acquisition Corp. and Health Power, Inc. dated as of August 23, 2000.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HEALTH POWER, INC.



Date:  August 25, 2000              By /s/ Bernard F. Master, D.O.
                                      ---------------------------------
                                           Bernard F. Master, D.O.
                                           Chairman, President, and Chief
                                           Executive Officer

                                  EXHIBIT INDEX



                                                      If Incorporated by
                                                      Reference, Document
                                                      with which Exhibit was
Exhibit No.           Description of Exhibit          Previously Filed with SEC
_______________________________________________________________________________

2-A                   First Amendment to Agreement    Contained herein.
                      and Plan of Merger among
                      Security Capital Corporation,
                      HP Acquisition Corp. and
                      Health Power, Inc. dated as
                      of August 14, 2000

2-B                   First Amendment to Agreement    Contained herein.
                      and Plan of Merger among
                      Security Capital Corporation,
                      HP Acquisition Corp. and
                      Health Power, Inc. dated
                      as of August 14, 2000

                                                                    EXHIBIT 2-A

                               FIRST AMENDMENT TO
                          AGREEMENT AND PLAN OF MERGER

     This First Amendment to Agreement and Plan of Merger (this "Amendment") is made as of August 14, 2000, among Security Capital Corporation, a Delaware corporation ("Parent"), HP Acquisition Corp., a Delaware corporation which is direct or indirect subsidiary of Parent ("MergerCo"), and Health Power, Inc., a Delaware corporation (the "Company").

                             Background Information
                             ----------------------

     The Parent, MergerCo, and the Company (the "Parties") are parties to the Agreement and Plan of Merger as of June 8, 2000 (the "Merger Agreement"). The Parties desire to amend the Merger Agreement as provided in this Amendment. The Merger Agreement, as amended by this Amendment, is hereinafter collectively referred to as the "Agreement."

                             Statement of Agreement
                             ----------------------

     The  Parties   acknowledge   the  accuracy  of  the  foregoing   Background
Information and agree as follows:


     Section 1. Commitment Due Date. The term "Commitment Due Date" shall mean August 18, 2000, or such later date which is otherwise agreed to in writing by Parent and the Company.

     Section 2. Definitions. All capitalized terms used in this Amendment but which are not otherwise defined herein shall have the respective meanings given those terms in the Merger Agreement.

     Section 3. Captions. The captions of the various sections of this Amendment are not part of the context of this Amendment, but are only labels to assist in locating those sections, and shall be ignored in construing this Amendment.

     Section 4. Construction. This document is an Amendment to the Merger Agreement. In the event of any inconsistencies between the provisions of the Merger Agreement and this Amendment, the provisions of this Amendment shall control. Except as modified by this Amendment, the Merger Agreement shall continue in full force and effect without change.


HEALTH POWER, INC.                             SECURITY CAPITAL CORPORATION


By  /s/ Bernard F. Master, D.O.                By  /s/ Brian D. Fitzgerald
   -----------------------------                  -------------------------
      Bernard F. Master, D.O., Chairman           Brian D. Fitzgerald, Chairman

                                               HP ACQUISITION CORP.


                                               By  /s/ Brian D. Fitzgerald
                                                  Brian D. Fitzgerald, President

                                                                    EXHIBIT 2-B

                               SECOND AMENDMENT TO
                          AGREEMENT AND PLAN OF MERGER

     This Second Amendment to Agreement and Plan of Merger (this "Second Amendment") is made as of August 23, 2000, among Security Capital Corporation, a Delaware corporation ("Parent"), HP Acquisition Corp., a Delaware corporation which is direct or indirect subsidiary of Parent ("MergerCo"), and Health Power, Inc., a Delaware corporation (the "Company").

                             Background Information
                             ----------------------

     The Parent, MergerCo, and the Company (the "Parties") are parties to the Agreement and Plan of Merger as of June 8, 2000 (the "Original Merger Agreement"), as amended by the First Amendment to Agreement and Plan of Merger as of August 14, 2000 (collectively, the "Merger Agreement"). The Parties desire to amend the Merger Agreement as provided in this Second Amendment. The Merger Agreement, as amended by this Second Amendment, is hereinafter collectively referred to as the "Agreement."

                             Statement of Agreement
                             ----------------------

     The  Parties   acknowledge   the  accuracy  of  the  foregoing   Background
Information and agree as follows:

     Section 1. Commitment Due Date. As used in the Agreement, the term "Commitment Due Date" shall mean September 15, 2000, or such later date which is otherwise agreed to in writing by Parent and the Company.

     Section 2. Debt Reduction Amount. As used in the Agreement, the term "Debt Reduction Amount" shall mean the difference between $4,850,996, which was the amount of outstanding Indebtedness of the Company and the Company Subsidiaries on a consolidated basis as at December 31, 1999, and the lesser of (a) the principal amount by which such Indebtedness is reduced by payments made prior to the Closing, and (b) the following applicable amount: (i) if the Closing occurs on or prior to September 30, 2000, then $1,800,000, or (ii) if the Closing occurs between October 1, 2000 and October 31, 2000, both dates inclusive, then $2,000,000, or (iii) if the Closing occurs after October 31, 2000, then
$2,000,000 plus $6,667 for each day that the Closing occurs after October 31, 2000.

     Section 3. Conversion of Securities. Section 2.2(x) of the Original Merger Agreement is hereby amended in its entirety to read as follows:

     (x) Thirty-Six Million Two Hundred Fifty Thousand Dollars ($36,250,000), minus the sum of (A) the Debt Reduction Amount (as defined in the Second Amendment), (B) the Option Termination Consideration (as defined in the Original Merger Agreement), (C) the Severance Consideration (as defined in the Original Merger Agreement), and (D) the Company Expenses (as defined in the Original Merger Agreement), by

     Section 4. Definitions. All capitalized terms used in this Second Amendment but which are not otherwise defined herein shall have the respective meanings given those terms in the Original Merger Agreement.

     Section 5. Captions. The captions of the various sections of this Second Amendment are not part of the context of this Second Amendment, but are only labels to assist in locating those sections, and shall be ignored in construing this Second Amendment.

     Section 6. Construction. This document is an amendment to the Merger Agreement. In the event of any inconsistencies between the provisions of the Merger Agreement and this Second Amendment, the provisions of this Second Amendment shall control. Except as modified by this Second Amendment, the Merger Agreement shall continue in full force and effect without change.


HEALTH POWER, INC.                   SECURITY CAPITAL CORPORATION



By /s/ Bernard F. Master, D.O.       By /s/ Brian D. Fitzgerald
------------------------------       --------------------------
  Bernard F. Master, D.O., Chairman    Brian D. Fitzgerald, Chairman

                                     HP ACQUISITION CORP.



                                     By /s/ Brian D. Fitzgerald
                                     --------------------------
                                       Brian D. Fitzgerald, President